SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 24, 2015 (this “Amendment”), among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation (the “US Borrower”), WESTERN DIGITAL IRELAND, LTD., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Subsidiary Borrower”), WESTERN DIGITAL INTERNATIONAL, LTD., an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Parent Borrower,” and together with the US Borrower and the Cayman Subsidiary Borrower, the “Borrowers”), WESTERN DIGITAL CORPORATION, a Delaware corporation (“Holdings”), each Lender (as hereinafter defined) party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H
WHEREAS, each of the Borrowers, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 9, 2014 (as amended on February 25, 2015 and as subsequently amended, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”).
WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments to Credit Agreement

The Credit Agreement is hereby amended as follows effective on the Amendment Effective Date (as defined below):
(a)Section 1.01 of the Credit Agreement is amended by inserting the following new definition in the appropriate alphabetical order:

“Acquisition” shall mean the direct or indirect acquisition of the Target by Holdings pursuant to the Merger Agreement.
“Target” means SanDisk Corporation, a Delaware corporation.
“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of October 21, 2015, by and among Holdings, the Target and Schrader Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Holdings, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Escrow Debt” shall mean any Debt (including any Guaranteed Debt in respect thereof) of Holdings, any Loan Party and/or one or more Subsidiaries issued for purposes of financing the Acquisition, refinancing Debt of Holdings, Target or their subsidiaries in connection with the Acquisition, and paying related premiums, fees and expenses; provided, that such Debt will only be “Escrow Debt” to the extent that (a) the cash proceeds thereof (together with (i) an additional amount sufficient to fund any special mandatory redemption or repayment premium required to be paid if such Debt is redeemed or repaid because the Acquisition does not close by the Termination Date (as defined in the Merger Agreement) (the “Proceeds”) and (ii) an additional amount equal to any accrued but unpaid interest on such Debt as of any applicable date of determination) are on deposit with a third-party escrow agent that is a bank or trust company of nationally recognized standing (the “escrow agent”) under customary arrangements pursuant to which the Proceeds will only be released (i) to Holdings, any Loan Party and/or one or more Subsidiaries upon the satisfaction of specified conditions in connection with the closing of the Acquisition or (ii) to fund the payment of interest on or the redemption or repayment of such Debt pursuant to the terms thereof, (b) no principal payments are required in respect of such Debt prior to the closing of the Acquisition except to the extent funded from amounts on deposit with the escrow agent and (c) in connection with the Acquisition, this Agreement and any Aggregate Commitments hereunder shall have been terminated prior to (or substantially concurrently with) the release of the Proceeds by the escrow agent; provided, further, that from and after the release of the Proceeds by the escrow agent, such Debt shall cease to constitute “Escrow Debt” hereunder.
(b)The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Consolidated Debt for Borrowed Money” means, as at any date of determination for Holdings and its Subsidiaries on a consolidated basis, all items of Debt (other than Escrow Debt) that, in accordance with GAAP, would be classified as indebtedness on a consolidated balance sheet of Holdings and its Subsidiaries. For the avoidance of doubt, notwithstanding the foregoing, Consolidated Debt for Borrowed Money does not include obligations under Hedge Agreements or any Debt, or direct or indirect guaranties of or security for Debt, of the type described in clause (f) of the definition of such term, except to the extent of any unreimbursed drawings thereunder.
(c)The definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the word “and” with “;” after the words “other surety bonds related to such judgments” and adding the words “and (k) Liens on cash and cash equivalents deposited with the escrow agent with respect to any Escrow Debt and such Liens are in favor of the escrow agent for the benefit of (i) the holders of Escrow Debt, (ii) the agent or trustee for such Escrow Debt and (iii) the escrow agent” before the “.”.

(d)Section 7.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” after the words “other unsecured Debt of any Loan Party;” and adding the words “and (z) any Escrow Debt.” before the “.”.

(e)Section 8.01(d) of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the word “or” at the end of subclause (i) thereof:

“; provided that any mandatory redemption or repayment of Escrow Debt shall not be deemed to be a Default or Event of Default under this Section 8.01(d) so long as amounts on deposit with the escrow agent are sufficient to fund such repayment or redemption and such Escrow Debt is repaid or redeemed in accordance with its terms from such amounts;”
Section 2. Closing Conditions. Section 1 of this Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and the Administrative Agent.

(b)Default. After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(c)Representation and Warranties. All representations and warranties of the Loan Parties set forth in Section 3(a) of this Amendment are true and correct in all material respects (or, if qualified by materiality, in all respects on the Amendment Effective Date, except to the extent expressly made as of another date, in which case such representations and warranties were true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of such other date.

Section 3. Miscellaneous.

(a)Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants in as follows:

(i)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(iv)The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(v)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(b)Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and other Loan Documents applicable to it, (b) the Credit Agreement and the other Loan Documents remains in full force and effect and (c) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

(c)Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

(d)Expenses. On or promptly after the Amendment Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent's legal counsel.

(e)Further Assurances. The Loan Parties and the Administrative Agent agree to promptly take such actions as may be necessary to carry out the intent of this Amendment.

(f)Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

(g)Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

(h)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(j)Consent to Jurisdiction; Service of Process; Arbitration; Waiver of Jury Trial. The jurisdiction, service of process, arbitration and waiver of jury trial provisions set forth in Sections 11.14, 11.15 and 11.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
WESTERN DIGITAL TECHNOLOGIES, INC.,
as the U.S. Borrower
By:    /s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Chief Financial Officer
WESTERN DIGITAL IRELAND, LTD., as the Cayman Subsidiary Borrower
By:    /s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Director and Chief Financial Officer
WESTERN DIGITAL INTERNATIONAL, LTD., as the Cayman Parent Borrower
By:    /s/ Michael Ray
Name: Michael Ray
Title: Director and President
WESTERN DIGITAL CORPORATION, as Holdings
By:    /s/ Olivier Leonetti
Name: Olivier Leonetti
Title: Chief Financial Officer

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By:    /s/ Caitlin G. Stewart
Name: Caitlin G. Stewart
Title: Vice President

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Bank of America, N.A.
as a Lender
By:    /s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

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BRANCH BANKING AND TRUST COMPANY,
as a Lender
By:    /s/ Janet L. Wheeler
Name: Janet L. Wheeler
Title: Vice President

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CITIBANK, N.A.,
as a Lender
By:    /s/ Jake Rapaport
Name: Jake Rapaport
Title: Vice President

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Fifth Third Bank
as a Lender (type name of the legal entity)
By:    /s/ Suzanne Rode
Name: Suzanne Rode
Title: Managing Director
If a second signature is necessary:
By:
Name:
Title:

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HSBC Bank plc
as a Lender (type name of the legal entity)
By:    /s/ Nick Baker
Name: Nick Baker
Title: Associate Director
If a second signature is necessary:
By:
Name:
Title:

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HSBC Bank USA, National Association,
as a Lender
By:    /s/ Andrew Hietala
Name: Andrew Hietala
Title: Senior Vice President

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Mizuho Bank, Ltd.
as a Lender
By:    /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

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The Bank of Nova Scotia,
as a Lender
By:    /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

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Standard Chartered Bank,
as a Lender (type name of the legal entity)
By:    /s/ Rodrigo Gonzalez
Name: Rodrigo Gonzalez
Title: Executive Director, Capital Markets

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Sumitomo Mitsui Banking Corp.,
as a Lender
By:    /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

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SunTrust Bank,
as a Lender
By:    /s/ Dave Felty
Name: Dave Felty
Title: Managing Director

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TD BANK, N.A.,
as a Lender
By:    /s/ Betty Chang
Name: Betty Chang
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION
as a Lender
By:    /s/ Brian Seipke
Name: Brian Seipke
Title: Vice President

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BNP Paribas,
as a Lender
By:    /s/ Nicolas Rabier
Name: Nicolas Rabier
Title: Managing Director
By:    /s/ Karim Remtoula
Name: Karim Remtoula
Title: Vice President

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BANK OF THE WEST,
as a Lender
By:    /s/ Cecile Segovia
Name: Cecile Segovia
Title: Director
If a second signature is necessary:
By:
Name:
Title:

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First Hawaiian Bank,
as a Lender
By:    /s/ Jeffery Inouye
Name: Jeffrey Inouye
Title: Assistant Vice President
If a second signature is necessary:
By:
Name:
Title:
By:

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WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender
By:    /s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Director

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